UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2019

CICERO INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26392	11-2920559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Regency Parkway Suite 542 Cary, North Carolina	27518
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 380-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 27, 2019, Cicero Inc. (the “Company”) filed a Certificate of Amendment to its Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware, increasing the number of authorized shares of Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), from 5,083 shares to 9,333 shares.

A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 1.01 — Entry into a Material Definitive Agreement

On March 26, 2019, the Company entered into an Exchange Agreement with John L. Steffens, the Company’s Chairman of the Board, to convert an aggregate of $4,250,197 of principal amount of debt and accrued but unpaid interest into 4,250 shares of the Company’s Series A Preferred Stock at a conversion rate of $1,000 per share. The debt was represented by various promissory notes issued by the Company to Mr. Steffens between July 2017 and February 2018. In connection with the Exchange Agreement, the Company also issued a warrant to Mr. Steffens to purchase up to 17,000,787 shares of the Company’s common stock, par value $0.001 per share. The Warrant is exercisable for a period of ten years at an exercise price of $0.05 per share. The Warrant contains a cash-less exercise provision and is subject to customary anti-dilution protections.

Item 3.02 — Unregistered Sales of Equity Securities

The securities described in Item 1.01 above are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and therefore may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act. The securities were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act.

The information required by this Item 3.02 is incorporated by reference to Item 1.01 of this Current Report on Form 8-K.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cicero Inc.
Date: March 29, 2019	By:	/s/ John Broderick
John Broderick,
Chief Executive Officer

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